Exhibit 4.2

[GRAPHIC]

PREFERRED SHARES	PREFERRED SHARES

NUMBER	SHARES
PMH

PROSPECT MEDICAL HOLDINGS, INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

See reverse for certain definitions
THIS CERTIFIES THAT	CUSIP 743494 20 5

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE $0.01 PER SHARE SERIES A CONVERTIBLE                PREFERRED STOCK OF

PROSPECT MEDICAL HOLDINGS, INC.

transferable on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.  This certificate is not valid unless countersigned by the Transfer Agent-Registrar.

IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers.

Dated:

/s/ R. Stewart Kahn	/s/ Jacob Y. Terner
SECRETARY	CHAIRMAN AND CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:

AMERICAN STOCK TRANSFER AND TRUST COMPANY

NEW YORK, NY

TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED SIGNATURE

Merrill Corporation

The Company will furnish without charge to each stockholder who so requests, the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof of the Company, and the qualifications, limitations or restrictions of such preferences or rights. Such request may be made to the Company at its headquarters located at 6083 Bristol Parkway, Suite 100, Culver City, CA 90230.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	—	as tenants in common	UNIF GIFT MIN ACT—		Custodian
TEN ENT	—	as tenants by the entireties		(Cust)		(Minor)
JT TEN	—	as joint tenants with right of		under Uniform Transfers to Minors
		survivorship and not as tenants		Act
		in common			(State)
			UNIF TRF MIN ACT—		Custodian (until age )
(Cust)
under Uniform Transfers
to Minors Act
(State)

Additional abbreviations may also be used though not in the above list.

For value received                         hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER

       IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint                                                                 Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated

NOTICE:	THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED